                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4A



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance               Interest             Principal            Total

-----------------------------------------------------------------------------------------------------------------------------


A                         650,000,000.00        382,296,516.32        1,318,073.43         10,930,279.59        12,248,353.02

A Certificate                          -                     -        1,131,801.75                     -         1,131,801.75



Totals                    650,000,000.00        382,296,516.32         2,449,875.18        10,930,279.59        13,380,154.77



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

------------------------------------------------------------------------------------------------------------------------------

A                         -                     -                      371,366,236.73       4.280000%            3.361250%

A Certificate             -                     -                                   -              NA                   NA



Totals                    -                     -                      371,366,236.73



                                           Prior                                                                        Current

                                           Principal                                                                    Principal

Class                     CUSIP            Balance             Interest            Principal         Total              Balance

----------------------------------------------------------------------------------------------------------------------------------

A                         00755WGC4        588.148487          2.027805            16.815815         18.843620          571.332672

A Certificate                                0.000000          1.741233             0.000000          1.741233            0.000000



Delinquent Loan Information:



                                                                                90+ Days          Loans                Loans

                                     30-59                 60-89                excldg f/c,REO    in                   in

                                     Days                  Days                 & Bkrptcy         Bankruptcy           REO

-----------------------------------------------------------------------------------------------------------------------------------

Trust A        Principal Balance     11,880,354.81         2,578,907.56         792,667.39        13,103,750.99        5,399,179.83

               % of Pool Balance          2.99924%             0.65105%           0.20011%             3.30809%            1.36304%

               Number of Loans                 203                   47                 17                  211                  87

               % of Loans                 3.14680%             0.72857%           0.26353%             3.27081%            1.34863%



                                     Loans

                                     in

                                     Foreclosure

--------------------------------------------------

Trust A        Principal Balance     15,145,640.88

               % of Pool Balance          3.82357%

               Number of Loans                 258

               % of Loans                 3.99938%



General Mortgage Loan Information:



                                                                                                                         Trust A

                                                                                                                      --------------

Beginning Aggregate Mortgage Loan Balance                                                                             407,042,736.12

Prefunding                                                                                                                      0.00

Principal Reduction                                                                                                    10,930,279.59

Ending Aggregate Mortgage Loan Balance                                                                                396,112,456.53



Beginning Aggregate Mortgage Loan Count                                                                                         6601

Ending Aggregate Mortgage Loan Count                                                                                            6451



Current Weighted Average Coupon Rate                                                                                       9.484874%

Next Weighted Average Coupon Rate                                                                                          9.484262%



Mortgage Loan Principal Reduction Information:



                                                                                                                         Trust A

                                                                                                                      --------------

Scheduled Principal                                                                                                       609,149.31

Curtailments                                                                                                              359,966.22

Prepayments                                                                                                             8,892,326.73

Repurchases                                                                                                                     0.00

Substitutions                                                                                                                   0.00

Liquidation Proceeds                                                                                                    1,068,837.33

Other Principal                                                                                                                 0.00



Less: Realized Losses                                                                                                     507,881.49



Total Principal Reduction                                                                                              11,438,161.08



Servicer Information:



                                                                                                                         Trust A

                                                                                                                      --------------

Accrued Servicing Fee for the Current Period                                                                              169,601.14

Less: Amounts to Cover Interest Shortfalls                                                                                      0.00

Less: Delinquent Service Fees                                                                                              49,153.23

Collected Servicing Fees for Current Period:                                                                              120,447.91



Advanced Principal                                                                                                               N/A

Advanced Interest                                                                                                         921,641.60



                                       Other               Scheduled            Interest        Available        Available Funds

                 Prepayment            Unscheduled         Principal            Carry           Funds Cap        Cap Carry

                 Principal             Principal           Distribution         Forward         Current          Forward

Class            Distributed           Distributed         Amount               Amount          Amount           Amount

---------------------------------------------------------------------------------------------------------------------------------

Class A          8,892,326.73          1,428,803.55        10,422,398.10        -               -                -

                            -                     -                    -        -               -                -



Total            8,892,326.73          1,428,803.55        10,422,398.10        -               -                -



                 Applied

                 Realized Loss

                 Amount

------------------------------

Class A          -

                 -



Total            -




                                                                Prior                                                   Current

                      Has a                Remaining            Over-              Accelerated           Extra            Over

                  Trigger Event           Pre-Funded          Collateral            Principal          Principal       Collateral

                     Occurred               Amount              Amount             Distributed        Distributed        Amount

-----------------------------------------------------------------------------------------------------------------------------------


Trust A                NO                    0.00           24,746,219.80           507,881.49           0.00        24,746,219.80



                    Specified               Over-

                      Over-               Collateral

                    Collateral              Deficit

                      Amount                Amount

----------------------------------------------------

Trust A           24,746,219.80             0.00



Trust A Insured Payment                                                                                                   0.00

Pool Rolling six month delinquency rate                                                                               4.476056

Pool Cumulative Realized Losses                                                                                  11,952,129.72

Book Value of REO loans                                                                                           6,567,724.20

Cumulative Number of Mortgage loans repurchased to date                                                                     11

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                         46,322.88

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                     0.00

Unremibursed Delinquent/Servicing Advances still Outstanding                                                              0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                              2,246,495.98



Principal Collected:                                                                     9,861,442.26



Insurance Proceeds Received:                                                                     0.00



Net Liquidation Proceeds:                                                                  560,955.84



Delinquency Advances on Mortgage Interest:                                                 921,641.60



Delinquency Advances on Mortgage Principal                                                         NA



Repurchase and Substitution Amounts:                                                             0.00



Trust Termination Proceeds:                                                                      0.00



Investment Earnings on Note Account:                                                         6,152.66



Capitalized Interest Requirement:                                                                0.00



Capitalized Interest Fund Earnings                                                               0.00



Capitalized Interest Account                                                                     0.00



Investment Earnings on Pre-Funding Account                                                       0.00



Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                                -



Sum of the Above Amounts:                                                                               13,596,688.34



LESS:



Servicing Fees (including PPIS):                                                           120,447.91



Non Recoverable Advance                                                                      5,695.12



Indenture Trustee Fees:                                                                      2,374.42



Owner Trustee Fees:                                                                            277.78



Insurance Premiums:                                                                         41,415.46



Reimbursement of Delinquency Advances/Servicing Advances                                    46,322.88



Total Reductions to Available Funds Amount:                                                                216,533.57



Total Available Funds:                                                                                                 13,380,154.77


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4B



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                Interest             Principal            Total

------------------------------------------------------------------------------------------------------------------------------


B                         350,000,000.00        201,421,976.51           694,458.21         5,422,266.66         6,116,724.87

B Certificate                          -                     -           392,308.09                    -           392,308.09



Totals                    350,000,000.00        201,421,976.51         1,086,766.30         5,422,266.66         6,509,032.96



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

------------------------------------------------------------------------------------------------------------------------------

B                         -                     -                      195,999,709.85       4.280000%            3.361250%

B Certificate             -                     -                                   -              NA                   NA



Totals                    -                     -                      195,999,709.85



                                          Prior                                                                           Current

                                          Principal                                                                       Principal

Class                     CUSIP           Balance             Interest            Principal            Total              Balance

------------------------------------------------------------------------------------------------------------------------------------

B                         00755WGD2       575.491361          1.984166            15.492190            17.476356          559.999171

B Certificate                               0.000000          0.603551             0.000000             0.603551            0.000000



Delinquent Loan Information:



                                                                                 90+ Days           Loans               Loans

                                       30-59                60-89                excldg f/c,REO     in                  in

                                       Days                 Days                 & Bkrptcy          Bankruptcy          REO

------------------------------------------------------------------------------------------------------------------------------------

Trust B          Principal Balance     5,463,058.01         1,324,290.75         172,165.58         9,479,584.53        3,191,095.31

                 % of Pool Balance         2.60985%             0.63265%           0.82250%             4.52865%            1.52447%

                 Number of Loans                 90                   20                  5                  140                  42

                 % of Loans                3.16790%             0.70398%           0.17599%             4.92784%            1.47835%



                                       Loans

                                       in

                                       Foreclosure

---------------------------------------------------

Trust B          Principal Balance     7,064,967.83

                 % of Pool Balance         3.37513%

                 Number of Loans                130

                 % of Loans                4.57585%



General Mortgage Loan Information:

                                                                                                                     Trust B

                                                                                                                  --------------

Beginning Aggregate Mortgage Loan Balance                                                                         214,746,849.61

Subsequent Mortgage Loans Added This Period                                                                                 0.00

Principal Reduction                                                                                                 5,422,266.66

Ending Aggregate Mortgage Loan Balance                                                                            209,324,582.95



Beginning Aggregate Mortgage Loan Count                                                                                    2,911

Ending Aggregate Mortgage Loan Count                                                                                       2,841



Current Weighted Average Coupon Rate                                                                                   9.473331%

Next Weighted Average Coupon Rate                                                                                      9.466436%



Mortgage Loan Principal Reduction Information:

                                                                                                                     Trust B

                                                                                                                  --------------

Scheduled Principal                                                                                                   297,989.26

Curtailments                                                                                                          157,056.66

Prepayments                                                                                                         4,030,981.65

Repurchases                                                                                                                 0.00

Substitutions                                                                                                               0.00

Liquidation Proceeds                                                                                                  936,239.09

Other Principal                                                                                                             0.00



Less: Realized Losses                                                                                                 474,815.74



Total Principal Reduction                                                                                           5,897,082.40



Servicer Information:

                                                                                                                     Trust B

                                                                                                                  --------------

Accrued Servicing Fee for the Current Period                                                                           89,477.86

Less: Amounts to Cover Interest Shortfalls                                                                                  0.00

Less: Delinquent Service Fees                                                                                          24,708.62

Collected Servicing Fees for Current Period:                                                                           64,769.24



Advanced Principal                                                                                                           N/A

Advanced Interest                                                                                                     470,464.67




                                          Other                Scheduled            Interest        Available        Available Funds

                    Prepayment            Unscheduled          Principal            Carry           Funds Cap        Cap Carry

                    Principal             Principal            Distribution         Forward         Current          Forward

Class               Distributed           Distributed          Amount               Amount          Amount           Amount

------------------------------------------------------------------------------------------------------------------------------------


Class B             40,390,981.65         1,093,295.75         4,947,450.92         -               -                -

                                -                    -                    -         -               -                -



Total               40,390,981.65         1,093,295.75         4,947,450.92         -               -                -



                    Unpaid

                    Realized Loss

                    Amount

---------------------------------

Class B             -

                    -



                       Has a                Remaining           Over-              Accelerated          Extra             Over

                   Trigger Event           Pre-Funded         Collateral            Principal         Principal        Collateral

                      Occurred               Amount             Amount             Distributed       Distributed         Amount

----------------------------------------------------------------------------------------------------------------------------------

Trust B                 NO                    0.00           13,324,873.10         474,815.74           0.00         13,324,873.10



                     Specified               Over-

                       Over-               Collateral

                     Collateral              Deficit

                       Amount                Amount

-----------------------------------------------------

Trust B            13,324,873.10              0.00



Trust B Insured Payment                                                                                             0.00

Pool Rolling six month delinquency rate                                                                        4.7555552

Pool Cumulative Realized Losses                                                                             7,770,068.87

Book Value of REO loans                                                                                     3,870,907.12

Cumulative Number of Mortgage loans repurchased to date                                                                8

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                   21,770.95

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                               0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                        0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                                         1,200,133.42



Principal Collected:                                                                   4,486,027.57



Insurance Proceeds Received:                                                                   0.00



Net Liquidation Proceeds:                                                                461,423.35



Delinquency Advances on Mortgage Interest:                                               470,464.67



Delinquency Advances on Mortgage Principal                                                       NA



Repurchase and Substitution Amounts:                                                           0.00



Trust Termination Proceeds:                                                                    0.00



Investment Earnings on Note Account:                                                       2,993.83



Capitalized Interest Requirement:                                                              0.00



Capitalized Interest Account  Earnings                                                         0.00



Capitalized Interest Account                                                                   0.00



Reversal of Realized Loss Amount                                                               0.00



Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                           0.00



Sum of the Above Amounts:                                                                             6,621,042.84



LESS:



Servicing Fees (including PPIS):                                                          64,769.24



Non-Recoverable Advance                                                                    2,118.51



Indenture Trustee Fees:                                                                    1,252.69



Owner Trustee Fees:                                                                          277.78



Insurance Premiums:                                                                       21,820.71



Reimbursement of Delinquency Advances/Servicing Advances                                  21,770.95



Total Reductions to Available Funds Amount:                                                             112,009.88



Total Available Funds:                                                                                              6,509,032.96


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4C



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                 Interest           Principal            Total

-----------------------------------------------------------------------------------------------------------------------------


C                         100,000,000.00        40,461,417.57           134,612.89         1,140,374.06         1,274,986.95

C Certificate                          -                    -           210,051.40                    -           210,051.40



Totals                    100,000,000.00        40,461,417.57           344,664.29         1,140,374.06         1,485,038.35



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current             Next

-----------------------------------------------------------------------------------------------------------------------------

C                         -                     -                      39,321,043.51        4.130000%           3.211250%

C Certificate             -                     -                                  -               NA                  NA



Totals                    -                     -                      39,321,043.51



                                            Prior                                                                       Current

                                            Principal                                                                   Principal

Class                     CUSIP             Balance            Interest            Principal         Total              Balance

----------------------------------------------------------------------------------------------------------------------------------

C                         00755WGE0         404.614176         1.346129            11.403741         12.749870          393.210435

C Certificate                                 0.000000         0.323156             0.000000          0.323156            0.000000



Delinquent Loan Information:



                                                                                  90+ Days          Loans               Loans

                                      30-59                  60-89                excldg f/c,REO    in                  in

                                      Days                   Days                 & Bkrptcy         Bankruptcy          REO

------------------------------------------------------------------------------------------------------------------------------------

Trust C         Principal Balance     1,483,787.39           210,504.97           75,488.18         2,709,554.62        1,020,548.87

                % of Pool Balance         3.40485%             0.48305%            0.17322%             6.21763%            2.34186%

                Number of Loans                 18                    3                   1                   29                  12

                % of Loans                3.55731%             0.59289%            0.19763%             5.73123%            2.37154%



                                      Loans

                                      in

                                      Foreclosure

--------------------------------------------------

Trust C         Principal Balance     3,552,164.92

                % of Pool Balance         8.15117%

                Number of Loans                 41

                % of Loans                8.10277%



General Mortgage Loan Information:

                                                                                                                      Trust C

                                                                                                                   -------------

Beginning Aggregate Mortgage Loan Balance                                                                          44,816,325.96

Prefunding                                                                                                                   N/A

Principal Reduction                                                                                                 1,237,731.49

Ending Aggregate Mortgage Loan Balance                                                                             43,578,594.47



Beginning Aggregate Mortgage Loan Count                                                                                      520

Ending Aggregate Mortgage Loan Count                                                                                         506



Current Weighted Average Coupon Rate                                                                                  10.210489%

Next Weighted Average Coupon Rate                                                                                     10.216031%



Mortgage Loan Principal Reduction Information:

                                                                                                                      Trust C

                                                                                                                   -------------

Scheduled Principal                                                                                                    19,778.57

Curtailments                                                                                                           12,661.74

Prepayments                                                                                                           827,012.16

Repurchases                                                                                                                 0.00

Substitutions                                                                                                               0.00

Liquidation Proceeds                                                                                                  378,279.02

Other Principal                                                                                                             0.00



Less: Realized Losses                                                                                                  98,862.00



Total Principal Reduction                                                                                           1,336,593.49



Servicer Information:

                                                                                                                      Trust C

                                                                                                                   -------------

Accrued Servicing Fee for the Current Period                                                                           18,673.47

Less: Amounts to Cover Interest Shortfalls                                                                                  0.00

Less: Delinquent Service Fees                                                                                           6,602.75

Collected Servicing Fees for Current Period:                                                                           12,070.72



Advanced Principal                                                                                                           N/A

Advanced Interest                                                                                                     132,012.07




                                        Other              Scheduled            Interest         Available           Available Funds

                  Prepayment            Unscheduled        Principal            Carry            Funds Cap           Cap Carry

                  Principal             Principal          Distribution         Forward          Current             Forward

Class             Distributed           Distributed        Amount               Amount           Amount              Amount

------------------------------------------------------------------------------------------------------------------------------------


Class C          827,012.16             390,940.76         1,138,869.49          -                -                  -

                          -                      -                    -          -                -                  -



                  Unpaid

                  Realized Loss

                  Amount

-------------------------------

Class C           -

                  -



                                                      Prior                                                        Current

                      Has a                           Over-              Accelerated            Amounts              Over

                  Trigger Event                     Collateral            Principal          From Reserve         Collateral

                     Occurred                         Amount             Distributed             Fund               Amount

---------------------------------------------------------------------------------------------------------------------------------

Trust C                NO                          4,354,908.39           1,504.57               0.00           4,257,550.96



                    Specified               Over-

                      Over-               Collateral

                    Collateral              Deficit

                      Amount                Amount

-----------------------------------------------------

Trust C            4,257,550.97             0.00



Trust C Insured Payment                                                                                               0.00

Pool Rolling six month delinquency rate                                                                           8.038189

Pool Cumulative Realized Losses                                                                               1,902,255.88

Book Value of REO loans                                                                                       1,163,648.42

Cumulative Number of Mortgage loans repurchased to date                                                                  3

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                     11,070.31

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                 0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                          0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                            242,715.68



Principal Collected:                                                                   859,452.47



Insurance Proceeds Received:                                                                    -



Net Liquidation Proceeds:                                                              279,417.02



Delinquency Advances on Mortgage Interest:                                             132,012.07



Delinquency Advances on Mortgage Principal                                                     NA



Repurchase and Substitution Amounts:                                                         0.00



Trust Termination Proceeds:                                                                  0.00



Investment Earnings on Note Account:                                                       682.92



Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                            -



Sum of the Above Amounts:                                                                           1,514,280.16



LESS:



Servicing Fees (including PPIS):                                                        12,070.12



Non-Recoverable Advance                                                                    335.30



Indenture Trustee Fees:                                                                    261.43



Owner Trustee Fees:                                                                        277.78



Insurance Premiums:                                                                      5,226.27



Reimbursement of Delinquency Advances/Servicing Advances                                11,070.31



Total Reductions to Available Funds Amount:                                                             29,241.21



Total Available Funds:                                                                                              1,485,038.95
